Exhibit 10.19

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of [                 ], 2016, by and among Acushnet Holdings Corp., a Delaware corporation (the “Company”) and the Holders (as defined herein). Capitalized terms used herein shall have the meaning assigned to such terms in the text of this Agreement or in Section 1.

WHEREAS, certain Holders are contemplating an offer and sale of certain shares of Common Stock (as defined herein) held by them to the public in an underwritten initial public offering of the Company (the “IPO”); and

WHEREAS, effective upon the closing of the IPO (the “IPO Closing”), the Company has agreed to grant certain registration rights to the Holders on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

AGREEMENT

1.                                      Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such person.

“Agreement” has the meaning given to such term in the Preamble.

“Automatic Shelf Registration Statement” has the meaning given to such term in Section 2(c).

“Block Sale” means the sale of shares of Common Stock to one or several purchasers in a registered transaction by means of a bought deal, a block trade or a direct sale.

“Board” means the Board of Directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York City.

“Common Stock” means the common stock, par value $0.001 per share, of the Company, including any shares of capital stock into which the Common Stock may be converted (as a result of recapitalization, share exchange or similar event) or are issued including with respect to any stock split or stock dividend, or a successor security.

“Common Stock Equivalent” means any convertible preferred stock, convertible notes, options, warrants or any other security exercisable, exchangeable or convertible into Common Stock.

“Company” has the meaning given to such term in the Preamble.

“control” (including the terms “controlling”, “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Covered Person” has the meaning given to such term in Section 6(a).

“Demand Registration” has the meaning given to such term in Section 2(d).

“Demand Request” has the meaning defined in Section 2(d).

“Effective Date” has the meaning defined in Section 9(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Excluded Transfer” means a Transfer of Common Stock by a Financial Investor (i) pursuant to a pledge, hypothecation or other granting of a security interest in the Common Stock as collateral or security for any loan, advance or extension of credit, or (ii) to any Affiliates of such Financial Investor. For the avoidance of doubt, any subsequent Transfer upon default or foreclosure of a Transfer referred to in subsection (i) above shall not be counted as an Excluded Transfer.

“Financial Investors” means Odin 3, LLC (“Odin 3”), Odin 4, LLC (“Odin 4”), Neoplux No. 1 Private Equity (“Neoplux”) and WB Atlas LLC (together with Odin 3, Odin 4, and Neoplux, the “Original Financial Investors”) and their direct and indirect transferees, if any, who become a party to this Agreement pursuant to Section 8(a).

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” has the meaning given to such term in Section 4(a).

“Holder” means each holder of Registrable Securities, listed in Schedule I attached hereto, in his, her or its capacity as a record or beneficial owner of Registrable Securities and their direct and indirect transferees, if any, who becomes a party to this Agreement pursuant to Section 8(a); and “Holders” collectively means all Holders.

“including” means “including without limitation”.

“Indemnified Party” has the meaning given to such term in Section 6(c).

“Indemnifying Party” has the meaning given to such term in Section 6(c).

“IPO” has the meaning given to such term in the Preamble.

“IPO Closing” has the meaning given to such term in the Preamble.

“Losses” has the meaning given to such term in Section 6(a).

“Magnus” means Magnus Holdings Company Ltd. and its direct and indirect transferees who become a party to this Agreement pursuant to Section 8(a).

“Major Financial Investors” means all the Financial Investors, acting jointly together; provided that in order to be included as a Major Financial Investor, a Financial Investor or transferee must individually hold one and a half percent (1.5%) or more of the issued and outstanding shares of Common Stock at such time of determination (considering Odin 3 and Odin 4 as an individual Financial Investor and calculating their ownership of Common Stock on a consolidated basis for purposes of this definition).

“Minority Financial Investor” means a Financial Investor that individually holds less than one and a half percent (1.5%) of the issued and outstanding shares of Common Stock at such time of determination (considering Odin 3 and Odin 4 as an individual Financial Investor and calculating their ownership of Common Stock on a consolidated basis for purposes of this definition).

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act, which shall in any case include the receipt of any notice delivered by the Company under this Agreement, including pursuant to Section 2 or Section 3 hereof and the information contained in any such notice.

“Opt Out Request” has the meaning given to such term in Section 10(d).

“Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or any department or agency thereof or any other entity.

“Policies” has the meaning given to such term in Section 10(b).

“Piggyback Registration” has the meaning given to such term in Section 3(a).

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, relating to Registrable Securities, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Qualification Date” has the meaning given to such term in Section 2(a).

“RRA Communications” has the meaning given to such term in Section 10(a).

“Registration Expenses” has the meaning given to such term in Section 7.

“Registrable Securities” means (a) any shares of Common Stock (including any Common Stock issued or issuable upon exercise, exchange or conversion of any Common Stock Equivalents) owned, either of record or beneficially, by the Holders as of the Effective Date, provided, it shall not include any shares of Common Stock sold by any such Holders in the IPO, and (b) any equity securities or other equity interests issued or issuable, directly or indirectly, with respect to the securities described in clause (a) by way of conversion or exchange thereof or stock dividends, stock splits or in connection with a combination of shares, reclassification, recapitalization, merger, consolidation or other reorganization. For the avoidance of doubt, “Registrable Securities” shall include any shares of Common Stock owned, either of record or beneficially, by the Holders included in any over-allotment option in the IPO and unexercised in accordance with the terms of the underwriting agreement of the IPO. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) they are disposed of pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold or transferred pursuant to Rule 144 (or other exemption from registration under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144, or (iii) they shall have ceased to be outstanding (including due to repurchase by the Company or a subsidiary of the Company).

“Registration Statement” means any registration statement of the Company filed with the SEC under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus, Free Writing Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Representatives” has the meaning given to such term in Section 10(b).

“Requested Shares” has the meaning given to such term in Section 2(c).

“Required Holders” means each of (i) the Major Financial Investors and (ii) any Minority Financial Investor, if any; provided that if, after the Effective Date, the Financial Investors Transfer to third parties (other than in an Excluded Transfer) at least          or more Registrable Securities (for the avoidance of doubt, as adjusted for any stock splits or stock dividends with respect to such shares of Common Stock) in the aggregate, in one or more transactions, then Required Holders means each of the following: (i) the Major Financial Investors, (ii) a Minority Financial Investor, if any, and (iii) Magnus.

“Rule 144” means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 405” means Rule 405 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Shelf Takedown Request” has the meaning given to such term in Section 2(b).

“Shelf Registration Statement” has the meaning given to such term in Section 2(a).

“Shelf Takedown” has the meaning given to such term in Section 2(b).

“Suspension” has the meaning defined in Section 2(g).

“Suspension Event” has the meaning defined in Section 2(g).

“Transfer” means sell, assign, convey, donate, or otherwise dispose of, or contract to do any of the foregoing.

“Transferred” has a correlative meaning to the term “Transfer”.

“Underwritten Offering” means an offering registered under the Securities Act in which securities of the Company are sold to one or more underwriters on a firm-commitment basis for reoffering to the public.

“WKSI” has the meaning given to such term in Section 2(c).

2.                                      Registration Rights.

(a)                                 Shelf Registration.  Subject to Section 2(g) hereof and to the extent the Financial Investors own at least $25 million worth of the market value of shares of Registrable Securities as of such date, upon the Company being eligible to file a registration statement on Form S-3 or any successor form (the “Qualification Date”) but in no event more than 30 days after the Qualification Date, the Company agrees to file with the SEC and thereafter use its reasonable best efforts to cause to be declared effective by the SEC as soon as reasonably practicable after such filing date a shelf Registration Statement on Form S-3 or any comparable or successor form or forms or any similar short-form registration constituting a “shelf” registration statement providing for the registration of, and the sale by the Financial

Investors on a continuous or delayed basis of, all of their Registrable Securities, pursuant to Rule 415 or otherwise (a “Shelf Registration Statement”).

The “Plan of Distribution” section of such Shelf Registration Statement shall permit all lawful means of disposition of Registrable Securities, including Underwritten Offerings, Block Sales, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering. Subject to the provisions set forth in this Agreement (including, for the avoidance of doubt, Section 2(g)), if a Shelf Registration Statement is then effective, a Financial Investor may sell Registrable Securities available for sale by it pursuant to such Shelf Registration Statement.

(b)                                 Shelf Takedowns. Subject to the provisions of Section 2(g) hereof, each of the  Major Financial Investors and any Minority Financial Investor (each, a “Shelf Requesting Holder”) shall be entitled, at any time and from time to time when a Shelf Registration Statement is effective, to sell any of their Registrable Securities held by them as are then registered pursuant to a Shelf Registration Statement in an Underwritten Offering (each, a “Shelf Takedown”) so long as such request covers at least $25 million worth of the market value of shares of Common Stock at the time of the Shelf Takedown Request or such lesser amount if all Registrable Securities available for sale by all Financial Investors pursuant to such registration statement are requested to be included. The Shelf Requesting Holder(s) shall make such election by delivering to the Company a written request (a “Shelf Takedown Request”) for such offering specifying the number of Registrable Securities that such Shelf Requesting Holder(s) desire to sell pursuant to such Shelf Takedown.  Within one (1) Business Day after receipt of any such request for a Shelf Takedown, the Company shall give written notice of such request to all Financial Investors that are not Shelf Requesting Holders, if any, and the Company shall, subject to the provisions of Section 2(f) hereof, include in such Shelf Takedown, the number of Registrable Securities of Shelf Requesting Holder(s) and any Financial Investor(s) that shall have made a written request to the Company for inclusion of their Registrable Securities in the Shelf Registration Statement (which request shall specify the maximum number of Registrable Securities intended to be sold by such Financial Investor) and with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the date the Company’s notice was delivered. The Company shall, as expeditiously as possible (and in any event within ten (10) Business Days after the receipt of a Shelf Takedown Request, unless a longer period is agreed to by the Shelf Requesting Holder(s)), facilitate such Shelf Takedown. The number of Shelf Takedowns that the applicable Financial Investors may effect pursuant to this Section 2(b) shall not be limited, subject to the minimum dollar threshold set forth in the first sentence of this Section 2(b). The Company shall comply with the applicable provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Shelf Registration Statement in accordance with the intended methods of disposition by Shelf Requesting Holder(s).

Notwithstanding the foregoing, if the Shelf Requesting Holder(s) wish to engage in a Block Sale that is an Underwritten Offering off a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an already existing Shelf Registration Statement), then notwithstanding the foregoing notice and time periods, then the Shelf Requesting Holder(s) only need to notify the Company of the

Block Sale a minimum of three (3) Business Days prior to the day such offering is to commence (unless a longer period is agreed to by the Shelf Requesting Holder(s)) and, subject to Section 2(f), the Company shall include in such Block Sale the Registrable Securities of the Shelf Requesting Holder(s) requested to be included and shall as expeditiously as possible facilitate such offering such that it may commence not later than three (3) Business Days from receipt of a Shelf Takedown Request (unless a longer period is agreed to by the Shelf Requesting Holder(s)); provided that, the Shelf Requesting Holder(s) shall use reasonable best efforts to work with the Company and the underwriters prior to making such request in order to facilitate (i) preparation of the registration statement, prospectus and other offering documentation related to the Block Sale, (ii) the underwriters’ due diligence and (iii) delivery of customary comfort letters; provided further that if requested by the Shelf Requesting Holder(s), the Company shall use reasonable best efforts to facilitate such a Block Sale in order that it may commence in a timeframe less than three (3) Business Days from receipt of a Shelf Takedown Request.

(c)                               Automatic Shelf Registration Statements. Subject to Section 2(g) hereof, to the extent the Company is a well-known seasoned issuer (as defined in Rule 405) (a “WKSI”) at a time when it is obligated to file or maintain the effectiveness of a Shelf Registration Statement pursuant to this Agreement, the Company shall file an automatic shelf registration statement (as defined in Rule 405) on Form S-3 (an “Automatic Shelf Registration Statement”) in accordance with the requirements of the Securities Act and the rules and regulations of the SEC thereunder, that covers the Registrable Securities. The Company shall use its reasonable best efforts to remain a WKSI (and not to become an ineligible issuer (as defined in Rule 405)) during the period during which any Automatic Shelf Registration Statement is effective. If at any time following the filing of an Automatic Shelf Registration Statement when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to (i) post-effectively amend the Automatic Shelf Registration Statement to a Shelf Registration Statement that is not automatically effective or file a new Shelf Registration Statement or, if the Company is not eligible at such time to file a Shelf Registration Statement, a Registration Statement on Form S-1; (ii) have such Registration Statement declared effective by the SEC; and (iii) keep such Registration Statement effective during the period during which such Shelf Registration Statement or Registration Statement on Form S-1 is required to be kept effective in accordance with Section 2(e) hereof.

(d)                                 Demand Rights. At any time following the 180th day after the date of the final prospectus for the IPO, and regardless of the effectiveness of the Shelf Registration Statement, subject to Section 2(g) hereof, the Required Holders shall have the right to require the Company to file an unlimited number of registration statements under the Securities Act in respect of all or a portion of Registrable Securities owned by the Required Holders (so long as such request covers at least $25 million worth of the market value of shares of Common Stock at the time of the Demand Request or such lesser amount if all Registrable Securities available for sale by all Required Holders pursuant to such registration statement are requested to be included), by delivering to the Company written notice stating that such right is being exercised, specifying the number of Registrable Securities owned by the Required Holders to be included in such registration, and describing the intended method of distribution thereof (each, a “Demand Request” and any registration effected pursuant thereto, a “Demand Registration”).  Within five (5) Business Days after receipt of any such request for a Demand Registration, the Company shall give written notice of such request to all Required Holders that did not make the Demand Request, if any, and the Company shall, subject to the provisions of Section 2(f) hereof, include in such registration the number of Registrable Securities of Holder(s) making the Demand Request and any Required Holder(s) that shall have made a written request to the Company for inclusion of their Registrable Securities in the Demand Registration (which request shall specify the maximum number of Registrable Securities intended to be sold by such Required Holder) and with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the date the Company’s notice was delivered. As soon as reasonably practicable after receipt by the Company of a Demand Request (and in any event within twenty (20) Business Days after the receipt of a Demand Request, unless a longer period is agreed to by the Required Holders that made the Demand Request), the Company shall, subject to the other provisions of this Agreement (including Section 2(g)), file with the SEC one or more registration statements with respect to all such Registrable Securities with respect to which the Company has received written requests for inclusion therein in accordance with this paragraph under the Securities Act (it being agreed that such Registration Statement shall be an Automatic Shelf Registration Statement, if then available to the Company). The Company shall use reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as reasonably practicable after the filing thereof. The Company shall comply with the applicable provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Demand Registration in accordance with the intended methods of disposition by the Required Holders that made the Demand Request.

(e)                                  Continued Effectiveness. Subject to Section 2(g), the Company shall use reasonable best efforts to keep the Shelf Registration Statement and Registration Statement filed pursuant to any Demand Request continuously effective (including by filing any necessary Automatic Shelf Registration Statements, post-effective amendments to such Registration Statement or one or more successor Registration Statements) until the date on which all Registrable Securities covered by such Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in such Registration Statement, or otherwise cease to be Registrable Securities.

(f)                                   Priority on Shelf Takedown or Demand Request. Notwithstanding anything contained herein, the Company shall not include in any Shelf Registration Statement or Demand Registration Statement any securities that are not Registrable Securities without the prior written consent of the Holders of Registrable Securities included or to be included in any such Registration Statement. If any of the Registrable Securities registered pursuant to a Shelf Registration Statement or Demand Request are to be sold in an Underwritten Offering, and the managing underwriter(s) advise the Required Holders that made the Shelf Takedown Request or Demand Request that in its good faith opinion the total number or dollar amount of Registrable Securities proposed to be sold in such underwritten offering is such as to adversely affect the success of such offering, then there shall be included in such underwritten offering the number or dollar amount of Registrable Securities that in the good faith opinion of such managing underwriter(s) can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows, unless the underwriters require a different allocation:

(A)  first, the Registrable Securities  requested to be included therein by the Holders requesting the Shelf Takedown and/or Demand Registration, as applicable, until with respect to each such Holders, all Registrable Securities requested for registration by such Holders  have been included in such registration;

(B)     second, the Registrable Securities requested to be included therein by the Financial Investors not included in clause (A) above, until with respect to each such Financial Investor, all Registrable Securities requested for registration by such Financial Investors have been included in such registration;

(C)     third, the Registrable Securities requested to be included therein by Magnus not included in clause (A) above, until all Registrable Securities requested for registration by Magnus have been included in such registration; and

(D)       fourth, the securities for which inclusion in such Registration Statement was requested by the Company and agreed to by the Required Holders that made the applicable Shelf Takedown Request or Demand Request.

(g)              Postponements in Requested Registrations. If the filing, initial effectiveness or continued use of a Registration Statement, including a Shelf Registration Statement, filed hereunder would require the Company to make a public disclosure of MNPI, which disclosure in the good faith judgment of the Board (after consultation with external legal counsel) (i) would materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company, (ii) is reasonably likely to require the premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, (each a “Suspension Event”), then the Company may, upon giving prompt written notice of such action to the Holders participating in such registration, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement (such delay or suspension, a “Suspension”) for the shortest possible period of time determined in good faith by the Board to be necessary for such purpose provided that (i) the Company shall not be permitted to exercise such Suspension more than twice in any twelve (12)-month period, (ii) on any one occasion a Suspension shall be for a period of time not in excess of forty-five (45) consecutive days, and (iii) the aggregate period for all Suspensions during any twelve (12)-month period shall not exceed ninety (90) days.  In the event that the Company exercises its rights under the preceding sentence, such Holders agree to suspend, promptly upon receipt of the notice referred to above, the use of any Prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities. The Company shall promptly give the Holders written notice of any Suspension made in accordance with the preceding sentence. Upon the occurrence of any Suspension, the Company shall use its reasonable best efforts to cause the Registration Statement to become effective or to amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to permit resumed use of the

Registration Statement or filing thereof as soon as reasonably practicable following the conclusion of the applicable Suspension Event and its effect. The Company shall promptly give the Holders written notice of the conclusion of any Suspension Event and its effect. Notwithstanding the provisions of this Section 2(g), the Company may not postpone the filing or effectiveness of, or suspend use of, a Registration Statement past the date upon which the applicable Suspension Event is disclosed to the public or ceases to be material. During the period of Suspension, the Company shall be prohibited from filing a registration statement for its own account or for the account of any Holder or holder of its securities.

(h)                                 Selection of Underwriter(s). The Holders requesting the Shelf Takedown and/or Demand Registration that is an Underwritten Offering shall have the right to select a nationally recognized investment banker(s) and manager(s) to administer an Underwritten Offering, provided, however, that such Holders shall use their reasonable best efforts to consult with the Company prior to the selection of such investment banker(s) and manager(s).

3.                                      Piggyback Registration.

(a)                                 Right to Piggyback. If the Company proposes to file a registration statement under the Securities Act with respect to any offering of its Common Stock for its own account or for the account of any of its respective security holders (other than (i) a registration pursuant to this Agreement, (ii) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission), (iii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company’s existing security holders, (iv) a registration incidental to an issuance of debt securities under Rule 144A or (v) a registration of securities solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement, a dividend reinvestment plan, or a merger or consolidation), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as reasonably practicable (but in no event less than ten (10) Business Days before the anticipated filing date), and, subject to Section 5, such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (a “Piggyback Registration”). Subject to Section 3(c) or (d) and 5, the Company shall include in such registration statement all such Registrable Securities that are requested to be included therein within ten (10) Business Days after the delivery to such Holders of any such notice; provided, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) and (ii) in the case of a determination to delay registering, in the absence of a request for a Shelf Takedown or Demand Registration, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

(b)                                 Underwritten Registration. If the registration referred to in Section 3(a) is proposed to be an Underwritten Offering, the Company will so advise the Holders as a part of the written notice given pursuant to Section 3(a). In the event of an Underwritten Offering, the right of any Holder to registration pursuant to Section 2 or this Section 3 and the inclusion of such Holder’s Registrable Securities in the underwriting will be conditioned upon such Holder’s participation in such underwriting on the terms thereof and each such Holder will (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s)), provided that (A) no Holder shall be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration, (B) if any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s) and (C) no Holder shall be required to make any representations or warranties other than those customarily made by selling shareholders in an underwriting agreement. Notwithstanding the foregoing, no Holder shall be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 5.

(c)                                  Priority on Primary Registrations. If a Piggyback Registration relates to a primary Underwritten Offering on behalf of the Company, and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of such offering, the Company will include in such registration or prospectus only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included therein by the Financial Investors, until with respect to each such Financial Investor, all Registrable Securities requested for registration by such Financial Investors have been included in such registration, (iii) third, the Registrable Securities requested to be included therein by Magnus, until all Registrable Securities requested for registration by Magnus have been included in such registration, and (iii) fourth, Common Stock requested by any other persons to be included in the Piggyback Registration, on a pro rata basis relative to the total number of Registrable Securities requested to be included in the Piggyback Registration by such other requesting persons, or in such other manner as such other requesting persons shall agree.

(d)                                 Priority on Secondary Registrations. If a Piggyback Registration relates to a secondary Underwritten Offering on behalf of other holders of the Company’s securities, and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering, the Company will include in such registration only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, securities requested to be included therein by the holder(s) making demand for such Underwritten Offering together with any Registrable Securities requested to be included in such registration by the Financial Investors on a pro rata basis relative to the number of total shares of Common Stock requested to be included therein by such other holder(s) and the number of Registrable Securities requested to be included therein by the Financial Investors, until with respect to each such other holder(s) and Financial Investors, all Registrable Securities requested for registration by such other holder(s) and Financial Investors have been included in such registration and (ii) second, the Registrable Securities requested to be included therein by Magnus, until all Registrable Securities requested for registration by Magnus have been included in such registration.

(e)                                  Selection of Underwriter(s). If a Piggyback Registration relates to a primary Underwritten Offering on behalf of the Company, the Company shall have the right to select the investment banker(s) and manager(s) to administer such Underwritten Offering and if a Piggyback Registration relates to a secondary Underwritten Offering on behalf of other holders of the Company’s securities, such holders of Company securities shall have the right to select the investment banker(s) and manager(s) to administer such Underwritten Offering, subject to the Company’s approval which shall not be unreasonably withheld, conditioned or delayed. In the case of a primary Underwritten Offering on behalf of the Company, the price, underwriting discount and other financial terms of the related underwriting agreement for the Underwritten Offering shall be determined by the Company and in the case of a secondary Underwritten Offering on behalf of other holders of the Company’s securities, the price, underwriting discount and other financial terms of the related underwriting agreement for the Underwritten Offering shall be determined by such other holders of the Company’s securities.

4.                                      Holdback Agreements.

(a)                                 Holders of Registrable Securities. If requested by the Company or the managing underwriter(s), each Holder participating in an Underwritten Offering shall enter into customary lock-up agreements with the managing underwriter(s) of such Underwritten Offering; provided that (i) the lock-up period in such customary lock-up agreement shall not exceed ninety (90) days from the date of the final prospectus relating to the Underwritten Offering, and (ii) except with respect to the lock-up period, such customary lock-up shall be substantially consistent with the lock-up agreements entered into by such Holders in connection with the IPO. In addition, if Magnus is participating in an Underwritten Offering, Magnus agrees to use commercially reasonable efforts to cause the pledgee under any credit agreement of Magnus under which any shares of Common Stock beneficially owned by Magnus are pledged to enter into a customary lock-up agreement with the managing underwriter(s) of such Underwritten Offering and such customary lock-up shall be substantially consistent with the lock-up agreement entered into by such pledgee in connection with the IPO (except with respect to the lock-up period). Each Holder not participating in an offering pursuant to this Agreement who then beneficially owns (calculated as provided in Rule 13d-3 under the Exchange Act) 5% or more of the Common Stock of the then outstanding shares of Common Stock (a “Non-Participating Holder”) agrees to be bound by the terms of the customary lock-up agreement substantially consistent with the lock-up agreements entered into by such Holders in connection with the IPO (except with respect to the lock-up period) entered into by the participating Holders in connection therewith as if such Holder had been a party thereto; provided that, (A) notwithstanding the terms of the customary lock-up agreement entered into by the participating Holders, (i) Non-Participating Holders shall not be prohibited from establishing any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1) under the Exchange Act during the lock-up period set forth in such agreements (provided that no sales may be made pursuant to such a Plan prior to the expiration of the lock-up period set forth in such agreements and no public announcement of the establishment or existence of a Plan or filing in respect thereof is required or made voluntarily prior to the expiration of the lock-up period set forth in such agreements), (ii) Non-Participating Holders shall not be prohibited from making sales pursuant to a Plan that exists on the date of the customary lock-up agreement entered into by the participating Holders, and (iii) the Non-Participating Holders shall not be bound by such lock-up agreement for a period in excess of ninety (90) days from the date of the final prospectus relating to the offering that is the subject of the lock-up agreement, and (B) a Non-Participating Holder shall not be bound by the terms of such lock-up agreement if such Non-Participating Holder has submitted to the Company an Opt-Out Request prior to the effective date of such lock-up agreement; provided that in the case of a primary Underwritten Offering on behalf of the Company, a Non-Participating Holder that has submitted an Opt-Out Request shall be bound by the terms of such lock-up agreement if (x) it has been given the opportunity to include its Registrable Securities in a Piggyback Registration notwithstanding such Opt-Out Request by special notice from the Company delivered to the Non-Participating Holder no earlier than five (5) Business Days and no later than two (2) Business Days before the anticipated filing date of the Piggyback Registration, and (y) such Non-Participating Holder’s Registrable Securities are not included in such Piggyback Registration due to Non-Participating Holder’s decision not to include its Registrable Securities in the Piggyback Registration or due to an underwriter cut-back under Section 3(c). In addition, if Magnus is a Non-Participating Holder that is required to be bound by the terms of such lock-up agreement pursuant to the terms of this Section 4(a), Magnus agrees to use commercially reasonable efforts to cause the pledgee under any credit agreement of Magnus under which any shares of Common Stock beneficially owned by Magnus are pledged to agree to be bound by the terms of the customary lock-up agreement substantially consistent with the lock-up agreements entered into by such Holders in connection with the IPO (except with respect to the lock-up period) entered into by the participating Holders in connection therewith as if such pledgee had been a party thereto. The Company may impose stop-transfer instructions with respect to the Common Stock (or other securities) subject to the restrictions set forth in this Section 4(a) until the end of the lock-up period set forth in such agreements.

(b)                                 Exceptions. The foregoing holdback agreements in Section 4(a) shall not apply to (i)  a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission), (ii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company’s existing security holders, (iii) a registration incidental to an issuance of debt securities under Rule 144A or (iv) a registration of securities solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement, a dividend reinvestment plan, or a merger or consolidation.

5.                                      Registration Procedures. In connection with the registration of any Registrable Securities under the Securities Act as provided in Section 2 or Section 3, the Company shall use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of such Registrable Securities and shall, as expeditiously as possible:

(a)                                 prepare and file, in each case as promptly as practicable, with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the Holders thereof or by the Company in accordance with the intended method or methods of distribution thereof, make all required filings with FINRA, and, if such Registration Statement is not automatically effective upon filing, use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as reasonably practicable and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including free writing prospectuses under Rule 433 (each a “Free Writing Prospectus”)), the Company shall furnish or otherwise make available to the Holders or their representatives, counsel designated on behalf of the Required Holders whose Registrable Securities are included or to be included in such Registration Statement, and the managing underwriter(s), if any, copies of all such documents proposed to be filed (including exhibits thereto), which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by the Required Holders whose Registrable Securities are included or to be included in such Registration Statement or such counsel, provide such Required Holders or such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company shall not file any such Registration Statement or Prospectus, or any amendments or supplements thereto (including Free Writing Prospectuses) with respect to a Shelf Takedown or Demand Registration to which Required Holders whose Registrable Securities are included or to be included in such Registration Statement or the managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law;

(b)                                 subject to Section 2(g) hereof, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith and such Free Writing Prospectuses and Exchange Act reports as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act in each case, until such time as all of such securities have been disposed of in accordance with the intended method or methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(c)                                  notify each selling Holder of Registrable Securities, its counsel and the managing underwriter(s) of any Underwritten Offering (i) when a Registration Statement, pre-effective amendment to any Registration Statement, Prospectus or any Prospectus supplement or post-effective amendment or any Free Writing Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(l) below cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of such Registrable Securities for sale in any jurisdiction, or the initiation of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus, Free Writing Prospectus, amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference, as then in effect, untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (which notice shall notify the selling Holder only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute MNPI);

(d)                                 use its reasonable best efforts to  obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practical;

(e)                                  if requested by the Required Holders whose Registrable Securities are included or to be included in a Registration Statement, or, in the case of an Underwritten Offering, the managing underwriter(s) of such Underwritten Offering, promptly include in a Prospectus supplement or post-effective amendment such information as such Required Holders or such managing underwriter(s), as the case may be, may reasonably request in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of distribution of such securities set forth in the Registration Statement and make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 5(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

(f)                                   deliver to each selling Holder of Registrable Securities, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto (including any Free Writing Prospectus) as such Persons may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof; and the Company, subject to the last paragraph of this Section 5, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(g)                                  use its reasonable best efforts to register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction in accordance with the intended method or methods of disposition thereof; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(g), (ii) subject itself to taxation in any jurisdiction wherein it is not so subject or (iii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(h)                                 cooperate with the selling Holders of Registrable Securities and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or Holders may request at least five (5) Business Days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within ten (10) Business Days prior to having to issue the securities;

(i)                                     upon the occurrence of any event contemplated by Section 5(c)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j)                                    provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of such Registration Statement;

(k)                                 use its reasonable best efforts to cause all shares of Registrable Securities covered by any Registration Statement to be listed on each primary national securities exchange (if any) on which shares of the particular class of Registrable Securities are at that time listed;

(l)                                     in the case of any Underwritten Offering in which any Holder participates, enter into an underwriting agreement containing such provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Securities, including adding information requested by the managing underwriters to the Prospectus, and making such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested;

(m)                             in the case of any Underwritten Offering in which any Holder participates, (A) make reasonably available, for inspection by the managing underwriters of such Underwritten Offering and one law firm acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates, (B) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or such law firm in connection with such offering, (C) make the Company’s independent auditor available for any such managing underwriters’ due diligence and use reasonable best efforts to have them provide customary comfort letters to such underwriters in connection therewith and to each Holder selling Registrable Securities in such offering (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and (D) cause the Company’s outside counsel to furnish customary legal opinions and updates thereof (which legal opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s)) to such underwriters, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; provided, however, that any such records and other information provided under clauses (A) and (B) above that is not generally publicly available shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;

(n)                                 cause its management to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including participation in such number of “road shows” as the Required Holders whose Registrable Securities are included or to be included in such Registration Statement or underwriter(s) reasonably request, and in any management diligence meetings or teleconferences as such Required Holders or underwriter(s) or their counsel reasonably request);

(o)                                 cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA; and

(p)                                 otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of any Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

Notwithstanding anything contained in this Agreement, the Company shall not prepare a Shelf Takedown, Demand Registration or Piggyback Registration with respect to or include in any Shelf Takedown, Demand Registration or Piggyback Registration, the Registrable Securities of any Holder other than the Financial Investors unless and until the Financial Investors shall have, after the Effective Date, Transferred to third parties (other than in an Excluded Transfer) at least         Registrable Securities (for the avoidance of doubt, as adjusted for any stock splits or stock dividends with respect to such shares of Common Stock) in the aggregate, in one or more transactions.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request and the Company may exclude from such registration the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus or any Free Writing Prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without first furnishing or otherwise making available to such Holder a copy of any such amendment or supplement no less than five (5) Business Days prior to the filing of such amendment or supplement (unless and to the extent such amendment or supplement is required by law to be filed earlier) and including all comments reasonably and timely requested by such Holder thereon; provided that in the case of a Block Sale that is an Underwritten Offering pursuant to a Shelf Registration Statement (either through filing an

Automatic Shelf Registration Statement or through a take-down from an already existing Shelf Registration Statement), such minimum five (5) Business Day period shall be reduced to a minimum of two (2) Business Days.

If the Company files any Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, the Company agrees that it shall use its reasonable best efforts to include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

The Company shall not identify any Holder as an “underwriter” in any public disclosure or filing with the SEC without the prior written consent of such Holder (it being understood, that if the Company is required to name the Holder as an “underwriter” in such Registration Statement by the SEC (after a good faith discussion with the SEC to lift such requirement, including, without limitation, any reduction in the number of Registrable Securities of the Holder to be registered on such Registration Statement (to the extent necessary to lift such requirement)), the Holder shall have the option of electing to exclude all such Registrable Securities from such Registration Statement or to be named as an “underwriter” in such Registration Statement).

6.                                      Indemnification.

(a)                                 Indemnification by the Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Holder and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (each such person being referred to herein as a “Covered Person”), from and against any and all losses, claims, damages, liabilities, costs (including costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Prospectus, Registration Statement or Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Company and relating to any action or inaction in connection with the related offering of Registrable Securities, and will reimburse each such

Covered Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss, provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such Covered Person relating to such Covered Person or its Affiliates (other than the Company or any of its subsidiaries), but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, in each case in reliance upon and in conformity with written information furnished to the Company by such Covered Person with respect to such Covered Person for use therein. It is agreed that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such Loss (or actions in respect thereof) if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b)                                 Indemnification by Holder of Registrable Securities. Each Holder whose Registrable Shares are covered by a Registration Statement shall indemnify and hold harmless, to the fullest extent permitted by law, severally and not jointly with any other Holder, the Company, its directors and officers and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company and all other prospective sellers, from and against all Losses arising out of or based on any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, Prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, controlling persons and prospective sellers for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, in each case in reliance upon and in conformity with written information furnished to the Company by such Holder with respect to such Holder for inclusion in such Registration Statement, Prospectus or Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of such Holder shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement.

(c)                                  Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; in which case the Indemnified Party shall have the right to employ counsel and to assume the defense of such claim or proceeding at the Indemnifying Party’s expense; provided, further, however, that the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder or (y) involves the imposition of equitable remedies or the imposition of any obligations on the Indemnified Party or adversely affects such Indemnified Party other than as a result of financial obligations for which such Indemnified Party would be entitled to indemnification hereunder.

(d)                                 Contribution. If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or

Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), an Indemnifying Party that is a selling Holder holding Registrable Securities shall not be required to contribute any amount in excess of the amount that such Indemnifying Party has otherwise been, or would otherwise be, required to pay pursuant to Section 6(b) by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)                                  Non-Exclusivity. The obligations of the parties under this Section 6 shall be in addition to any liability which any party may otherwise have to any other party.

7.                                      Registration Expenses. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”), regardless of whether such registration statement is declared effective by the SEC: (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC, any securities exchange or FINRA, (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (d) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing of the Registrable Securities, (f) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 4(m)), (g) reasonable fees and disbursements of one (1) legal counsel plus any regulatory counsel, as appropriate, for all Holders participating in such registration, and (h) any reasonable fees and disbursements of the underwriters, if any, customarily paid by issuers or sellers of securities. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities (which expenses shall be borne by each Holder on a pro rata basis with respect to the Registrable Securities so sold) or any transfer taxes relating to the registration or sale of the Registrable Securities (which expenses shall be borne by each Holder individually to whom such taxes apply).

8.                                      Other Agreements

(a)                                 Transfer of Rights

(i)                                  A Holder may transfer or assign, in whole or from time to time in part, to one or more Persons, its rights and obligations under this Agreement and such rights will be transferred to such transferee effective upon receipt by the Company of (A) written notice from such Holder stating the name and address of the transferee and identifying the number of Registrable Securities with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred (provided, that, with respect to Magnus, if any of its Registrable Securities are transferred upon foreclosure under any credit facility of Magnus under which such Registrable Securities are pledged, such notice may be provided by the pledgee or transferee of any of such Registrable Securities), and (B) except in the case of a transfer to an existing Holder, a written agreement from such transferee to be bound by the terms of this Agreement. A transferee of Registrable Securities who satisfies the conditions set forth in this Section 8(a) shall henceforth be a “Holder” for purposes of this Agreement and in the case of a transfer from a Financial Investor, a transferee shall be considered a “Financial Investor” and a “Major Financial Investor” or “Minority Financial Investor” as shall be applicable.

(ii)                                  In the event a Holder transfers Registrable Securities included on a Registration Statement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such Holder, the Company shall use its reasonable best efforts to amend or supplement, subject to Section 2(g) hereof, such Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Registration Statement; provided that in no event shall the Company be required to file a post-effective amendment to the Registration Statement unless the Company receives a written request from the subsequent transferee, requesting that its shares of Common Stock be included in the Registration Statement, with all information reasonably requested by the Company.

(b)                             Rule 144.

The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will upon the reasonable request of any of the Holders, make publicly available such information so long as necessary to permit sales of Registrable Securities pursuant to Rule 144), and it will take such further action as any Holder of Registrable Securities (or, if the Company is not required to file reports as provided above, any of the Holders) may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and will within the limitations of the exemption provided by Rule 144 (as such rule may be amended from time to time) or any similar rule enacted by the Commission, instruct the transfer agent to remove the restrictive legend affixed to any Common Stock to enable such shares to be sold in compliance with Rule 144 (as such rule may be amended from time to time) or any similar rule enacted by the SEC.

(c)                                  In-Kind Distributions. If any Holder seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equity holders, the Company will, subject to applicable lockups, use reasonable best efforts to work with such Holder and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Holder, as well as any resales by such transferees under a Registration Statement covering such distributed shares.

(d)                                 Limitations on Subsequent Registration Rights. The Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are equivalent to or more favorable than the registration rights granted to holders of Registrable Securities hereunder, or which would reduce the amount of Registrable Securities the holders can include in any registration filed or offering effected pursuant to Section 2 or Section 3 hereof unless (i) from and after the Effective Date and until       , 2018, the Company shall have received the prior written consent of (A) each Original Financial Investor until such time that the Original Financial Investors have Transferred to third parties (other than in an Excluded Transfer) at least          or more Registrable Securities (for the avoidance of doubt, as adjusted for any stock splits or stock dividends with respect to such shares of Common Stock) in the aggregate, (B) holders of a majority of the Registrable Securities held by all Financial Investors so long as such Financial Investors hold in the aggregate three percent (3.0%) or more of the issued and outstanding shares of Common Stock at such time of determination and (C) holders of a majority of the Registrable Securities and (ii) after       , 2018, the Company shall have received the prior written consent of holders of a majority of the Registrable Securities.

9.                                      Miscellaneous.

(a)                                 Effectiveness and Termination. Notwithstanding anything contained herein to the contrary, this Agreement shall become automatically effective and binding upon the parties hereto only upon the occurrence of the IPO Closing (the “Effective Date”); provided the IPO Closing takes place on or before January 29, 2017. The provisions of this Agreement (other than Section 6) shall terminate upon the earliest to occur of (i) its termination by the written agreement of the Company and all Holders that own Registrable Securities or their respective successors in interest, (ii) the date on which all the Holders cease to own any Registrable Securities and (iii) the dissolution, liquidation or winding up of the Company. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.

(b)                                 Amendments and Waivers. The provisions of this Agreement may be amended, modified or waived only with the prior written consent of (i) the Company and (ii)

(A) from and after the Effective Date and until       , 2018, (I) each Original Financial Investor until such time that the Original Financial Investors have Transferred to third parties (other than in an Excluded Transfer) at least          or more Registrable Securities (for the avoidance of doubt, as adjusted for any stock splits or stock dividends with respect to such shares of Common Stock) in the aggregate, (II) holders of a majority of the Registrable Securities held by all Financial Investors so long as such Financial Investors hold in the aggregate three percent (3.0%) or more of the issued and outstanding shares of Common Stock at such time of determination and (III) holders of a majority of the Registrable Securities and (B) after       , 2018, holders of a majority of the Registrable Securities; provided however that in no event shall the obligations of any Holder be increased or the rights of any Holder be adversely affected, except upon the written consent of such Holder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Any Holder may waive (in writing) the benefit of any provision of this Agreement with respect to itself for any purpose. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Holder granting such waiver in any other respect or at any other time.

(c)                                  Successors, Assigns and Transferees. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of (i) from and after the Effective Date and until       , 2018, (A) each Original Financial Investor until such time that the Original Financial Investors have Transferred to third parties (other than in an Excluded Transfer) at least          or more Registrable Securities (for the avoidance of doubt, as adjusted for any stock splits or stock dividends with respect to such shares of Common Stock) in the aggregate, (B) holders of a majority of the Registrable Securities held by all Financial Investors so long as such Financial Investors hold in the aggregate three percent (3.0%) or more of the issued and outstanding shares of Common Stock at such time of determination and (C) holders of a majority of the Registrable Securities and (ii) after       , 2018, holders of a majority of the Registrable Securities; provided, however, that no such prior written consent shall be necessary in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, and such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Holders in connection with such transaction unless such securities are otherwise freely tradable by the Holders after giving effect to such transaction. Except as set forth in Section 8(a), the rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder. This Agreement shall be binding upon the parties hereto and their respective successors, assigns and transferees.

(d)                                 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including email and facsimile transmission) and shall be given:

(i)                                     If to the Company, to:

Acushnet Holdings, Corp.

333 Bridge Street

Fairhaven, MA 02719

Attention: Joseph J. Nauman, Executive Vice President, Chief Legal and Administrative Officer and Secretary

Facsimile: [     ]
E-mail: [     ]

With a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York New York, 10017

Attention: Roxane Reardon, Esq.

Facsimile: 212-455-2502

E-mail: rfreardon@stblaw.com

(ii)                                  If to a Holder, initially to the address, email and facsimile set forth on Schedule I opposite such Holder’s name or to such other address and to such other Persons as such Holder may hereafter specify in writing.

or such other address, email or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.

All such notices, requests and other communications shall be deemed delivered (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile, (iii) one Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three (3) Business Days after it is mailed to the recipient by first class mail, return receipt requested.

Each Holder signatory hereto and any Person that becomes a Holder pursuant to Section 8(a) shall use commercially reasonable efforts to provide the Company with prompt notice when they no longer own any Registrable Securities; provided such notice shall not be required if such Holder sells, transfers or otherwise disposes of all of its Registrable Securities pursuant to Section 2 or 3 hereof.

(e)                                  Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

(f)                                   No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(g)                                  Entire Agreement; No Third Party Beneficiaries. This Agreement (i) constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersede any prior discussions, correspondence, negotiation, proposed term sheet, agreement, understanding or agreement and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to in this Agreement and (ii) except as provided in Section 6 with respect to an Indemnified Party, is not intended to confer in or on behalf of any Person not a party to this Agreement (and their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision hereof.

(h)                                 Governing Law; Jurisdiction and Forum; Waiver of Jury Trial.

(i)                                     This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and to be performed wholly within such State and without reference to the choice-of-law principles that would result in the application of the laws of a different jurisdiction.

(ii)                                  Each party to this Agreement irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in such district any suit, action or other proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such court. Each party to this Agreement hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such suit, action or other proceeding. The parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any suit, action or other proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

(iii)                               EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i)                                     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this

Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(j)                                    Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and other available remedies.

(k)                                 No Recourse. Notwithstanding anything to the contrary in this Agreement, the Company and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any past, current or future director, officer, employee, general or limited partner or member of Holder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any past, current or future officer, agent or employee of any Holder or any past, current or future member of any holder of Registrable Securities or any past, current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l)                                     Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

(m)                             No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(n)                                 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts (including via facsimile and electronic transmission), each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

(o)                                 Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

10.                               MNPI Provisions.

(a)                                Each Holder acknowledges that (i) the provisions of Section 2, 3 and 5 of this Agreement may require certain communications to be made by the Company or other Holders to such Holder that may result in such Holder and its Representatives (as defined below) acquiring MNPI (which may include, solely by way of illustration, the fact that an offering of the Company’s securities is pending or the number of Company securities or the identity of the selling Holders) (such communications, “RRA Communications”), and (ii) subject to the time limitations set forth in Section 2(g) and the qualifications in Section 10(b), there is no limitation on the duration of time that such Holder and its Representatives may be in possession of MNPI included in such RRA Communications and, except with respect to a notice provided pursuant to Section 2(g), no requirement that the Company or other Holders make any public disclosure to cause information in such RRA Communications to cease to be MNPI; provided that the Company will notify each Holder if any proposed registration or offering for which an RRA Communications has been delivered pursuant to this Agreement has been terminated or aborted to the extent the knowledge of such registration or offering constitutes MNPI.

(b)                                Each Holder agrees that it will maintain the confidentiality of MNPI in RRA Communications delivered to it and, to the extent such Holder is not a natural person, such confidential treatment shall be in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to such Holder (“Policies”);  provided that the obligation to maintain confidentiality of MNPI in RRA Communications shall cease when the information in the RRA Communications (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 10(b) by such Holder), or (ii) is or has been made known or disclosed to the Holder by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided further that a Holder may deliver or disclose MNPI in such RRA Communications to (1) to its affiliates, its and its affiliates’ respective directors, officers, employees, partners, members, agents, attorneys, consultants and financial and other advisors, and potential sources of capital (including potential limited partners) (collectively, the “Representatives”), but solely to the extent such disclosure reasonably relates to its evaluation of exercise of its rights under this Agreement and the sale of any Registrable Securities in connection with the subject of the notice, (2) to any federal, state, national, foreign or other regulatory or self-regulatory authority having jurisdiction over such Holder, or (3) to any Person if necessary to effect compliance with any law, rule, regulation, investigation, audit, request or order applicable to such Holder, including in response to any subpoena or other legal process, audit or examinations; provided further, that in the case of clause (1), the recipients of such MNPI in such RRA Communications are subject to the Policies or agree to hold confidential the MNPI in a manner substantially consistent with the terms of this Section 10 and that in the case of clauses (2) and (3), such Holder promptly notifies the Company of such disclosure to the extent such Holder is legally permitted to give such notice and it is reasonably practicable; provided, further, no such notice shall be required where disclosure is made (x) in response to a general request by a regulatory or self-regulatory authority or (y) in connection with a routine audit or examination by a bank examiner or auditor and such audit or examination does not reference the Company or this Agreement.

(c)                                 Each Holder, by its execution of this Agreement, hereby (i) acknowledges that it is aware that the U.S. securities laws prohibit any Person who has MNPI about a company from purchasing or selling, directly or indirectly, securities of such company (including entering into hedge transactions involving such securities), or from communicating such information to any other Person, and (ii) agrees that it will not use or permit any third party to use, and that it will use its commercially reasonable efforts to assure that none of its Representatives will use or permit any third party to use, any MNPI the Company provides in contravention of the U.S. securities laws and such Holder will cease trading in the Company’s securities while in possession of such MNPI.

(d)                                Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential Underwritten Offering), to elect not to receive RRA Communications that the Company or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Holder that it does not want to receive any RRA Communications (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Company and other Holders shall not be required to, and shall not, deliver any RRA Communications for which the Holder has indicated in the Opt-Out Request that it does not want to receive hereunder to the extent that such RRA Communications would result in a Holder acquiring MNPI.  An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect until the Holder notifies the Company that it withdraws the Opt-Out Request, and the Holder may, in its sole discretion, determine the scope and applicability of the Opt-Out Request as set forth in the Opt-Out Request.  A Holder who previously has given the Company an Opt-Out Request may update or revoke such request at any time, and there shall be no limit on the ability of a Holder to issue, update and revoke subsequent Opt-Out Requests; provided that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

ACUSHNET HOLDINGS CORP.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

HOLDERS:

ODIN 3, LLC

By:
Name:
Title:

ODIN 4, LLC

By:
Name:
Title:

NEOPLUX NO. 1 PRIVATE EQUITY

By:
Name:
Title:

WB ATLAS LLC

By:
Name:
Title:

MAGNUS HOLDINGS CO., LTD.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Schedule 1

List of Holders

Holder	Address

Odin 3, LLC

Odin 4, LLC

Neoplux No. 1 Private Equity

WB Atlas LLC

Magnus Holdings Co., Ltd.